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                        TRUSTEE'S DISTRIBUTION STATEMENT

                        TO THE HOLDERS OF:          96-DHC-1
                        The Bank of New York, as Trustee under the
                        Lehman Corporate Bond Backed

                        CUSIP NUMBER:               219-87J-AB7

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in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :                        June 1, 1999

INTEREST ACCOUNT
Balance as of              December 1, 1998                                                                     0
      Schedule Income received on securities.....................................                          533375
      Unscheduled Income received on securities..................................                               0
      Schedule Interest received from Swap Counterparty..........................                               0
      Unscheduled Interest received from Swap Counterparty.......................                               0
      Interest Received on sale of Securties.....................................                               0
LESS:
      Distribution to Beneficial Holders...............................               533375
      Distribution to Swap Counterparty................................                    0
      Trustee Fees.....................................................                    0
      Fees allocated for third party expenses..........................                    0
Balance as of                  June 1, 1999                             Subtotal                                0


PRINCIPAL ACCOUNT
Balance as of              December 1, 1998                                                                     0
      Scheduled Principal payment received on securities.........................                               0
      Principal received on sale of securities...................................                               0
LESS:
      Distribution to Beneficial Holders................................                   0
      Distribution to Swap Counterparty.................................                   0
Balance as of                  June 1, 1999                             Subtotal                                 0
                                                                        Balance                                  0

                         UNDERLYING SECURITIES HELD AS OF:             June 1, 1999

Principal                                   Title of Security
Amount                                      DAYTON HUDSON CORPORATION
            12550000                        CUSIP# : 293-753-BP0

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